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                               UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)          September 18, 2000
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                            Cobalt Networks, Inc.
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           (Exact name of registrant as specified in its charter)

Delaware                                      000-24360           77-0440751
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(State or other jurisdiction                (Commission        (IRS Employer
of incorporation)                           File Number)  Identification No.)


               555 Ellis Street, Mountain View, CA               94043
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             (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code            (650) 623-2500
                                                       ---------------------

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         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

      On September 18, 2000, Cobalt Networks, Inc. ("Cobalt") entered into an
Agreement and Plan of Merger and Reorganization (the "Merger Agreement") with
Sun Microsystems, Inc. ("Sun"), a Delaware corporation, and Azure Acquisition
Corporation, a Delaware corporation and a wholly-owned subsidiary of Sun. If the merger is completed, Cobalt will become a wholly-owned subsidiary of Sun and each outstanding share of Cobalt common stock will be converted into the right to receive 0.50 of a share of Sun common stock.

      Cobalt, its directors, executive officers, certain other members of Cobalt management and certain Cobalt employees may be soliciting proxies from Cobalt stockholders in favor of the adoption and approval of the Merger Agreement and approval of the merger and related matters, including: Stephen W. DeWitt (Chief
Executive Officer, President and Director) Vivek Mehra (Chief Technology Officer and Vice President, Products), Kenton D. Chow (Chief Financial Officer, Vice
President, Finance and Secretary), Gary A. Martell (Chief Operating Officer),
Patrick J. Conte (Vice President, Sales, Americas and Asia-Pacific), Kelly M.
Herrell (Vice President, Marketing), George M. Korchinsky (Vice President, EMEA
Operations), Sharon McCorkle (Vice President, Operations), Mark H. Orr (Vice
President, Business Development), Ruth Henniger (Vice President, Product
Development), Jordan Levy (Director), Gordon Campbell (Director), Gary Bengier
(Director), Stephen Luczo (Director), Carl Pascarella (Director) and Mark
Spagnolo (Director). Certain information concerning the participants in the solicitation is set forth below. Additional information will be set forth in the Proxy Statement/Prospectus and the Registration Statement that are expected to be filed with the Securities and Exchange Commission in connection with the merger. In connection with the merger, (i) certain directors, executive officers and stockholders of Cobalt holding an aggregate of approximately 5,809,983 shares of Cobalt common stock and options to acquire shares of Cobalt common stock have entered into voting agreements with Sun, dated September 18, 2000
(the "Voting Agreements") and have delivered irrevocable proxies to Sun (the
"Irrevocable Proxies"), pursuant to which they have agreed to vote their Cobalt shares in favor of the adoption of the Merger Agreement and approval of the merger, in favor of any matter that could reasonably be expected to facilitate the merger, against any proposal made in opposition to, or in competition with, the merger, and against any other action that is intended to, or could reasonably be expected to impede, interfere with, delay, postpone, discourage or adversely affect the merger, (ii) certain officers of Cobalt, one of whom is also a director of Cobalt, holding an aggregate of approximately 4,671,519 shares of Cobalt common stock and options to acquire shares of Cobalt common stock have entered into severance and acceleration waiver letter agreements (the
"Waiver Letters") with Cobalt and Sun pursuant to which they have agreed to waive, upon completion of the merger, certain severance benefits and acceleration of stock option vesting to which they may have otherwise been entitled as a result of the merger, (iii) Messrs. DeWitt and Mehra, who hold an aggregate of approximately 2,558,537 shares of Cobalt common stock and options to acquire shares of Cobalt common stock, have entered into non-competition agreements (the "Non-Competition Agreements") with Sun pursuant to which they have agreed, upon completion of the merger, not to engage in certain activities or make certain investments competitive with Sun, and not to solicit Sun employees, for a period of two years following the completion of the merger, and
(iv) certain officers of Cobalt, one of whom is also a director of Cobalt, holding an aggregate of approximately 4,891,248 shares of Cobalt common stock and options to acquire shares of Cobalt common stock have received employment offers from Sun following the completion of the merger (the "Employment Offers") that include compensation and proposed Sun option grants if the offers are accepted. In addition, the Merger Agreement provides for Sun to fulfill and honor, and cause Cobalt to fulfill and honor, the obligations of Cobalt and its subsidiaries under any indemnification agreements between Cobalt (or any of its subsidiaries) and their directors and officers and any indemnification provisions of Cobalt's (and its subsidiaries') certificate(s) of incorporation and bylaws. The Merger Agreement also provides for existing exculpation and indemnification provisions of Cobalt's certificate of incorporation and bylaws to be maintained for six years following the completion of the merger and for directors and officers insurance coverage to be maintained for four years following the completion of the merger, subject to certain limitations.

      In addition, in connection with the execution of the Merger Agreement, Cobalt and Sun entered into a Stock Option Agreement, dated September 18, 2000
(the "Stock Option Agreement"), pursuant to which Cobalt has granted to Sun an option to acquire newly issued shares of Cobalt common stock representing up to 19.99% of Cobalt's outstanding common stock. The option is only exercisable upon the occurrence of certain events specified in the Stock Option Agreement.

      The foregoing description of the Merger Agreement, the Stock Option
Agreement, the Voting Agreements, the Irrevocable Proxies, the Waiver Letters, the Non-Competition Agreements, the Employment Offers and the transactions contemplated thereby do not purport to be complete and is qualified in its entirety by reference to the full text of such documents. Copies or forms of the Merger Agreement, the Stock Option Agreement, the Voting Agreement, and the
Irrevocable Proxies are expected to be filed as exhibits to the Registration
Statement or attached as annexes to the Proxy Statement/Prospectus that will be filed in connection with the merger.

     It is expected that Cobalt will file with the SEC and mail to its stockholders a proxy statement containing information about the merger and Sun will file a Registration Statement (the "Registration Statement") with the SEC on Form S-4 (which will include a proxy statement/prospectus (the "Proxy
Statement/Prospectus")). Investors and security holders are urged to read the Proxy Statement/Prospectus and the Registration Statement carefully when they are available. The Proxy Statement/Prospectus and the Registration Statement will contain important information about Cobalt, Sun, the merger, the persons soliciting proxies relating to the merger, their interests in the merger, and related matters. Investors and security holders will be able to obtain free copies of these documents through the web site maintained by the SEC at http://www.sec.gov. Free copies of the Proxy Statement/Prospectus and these other documents may also be obtained from Cobalt by accessing its web site at http://www.cobalt.com or by directing a request by mail or telephone to Cobalt
Networks, Inc., 555 Ellis Street, Mountain View, CA 94043, attention: Investor
Relations; telephone: (650) 623-2500. Free copies of Sun's filings may be obtained by accessing its web site at http://www.sun.com or by directing a by mail or telephone to Sun Microsystems, Inc., 910 San Antonio Road, Palo Alto, CA
94303, attention: Investor Relations, telephone: (800) 801-7869.

     In addition to the Proxy Statement/Prospectus and the Registration
Statement, Cobalt and Sun file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information filed by Cobalt or Sun at the SEC public reference rooms at 450 Fifth Street, N.W., Washington, D.C. 20549 or at any of the SEC's other public reference rooms in New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Cobalt's and Sun's filings with the SEC are also available to the public from commercial document-retrieval services and at the web site maintained by the SEC at http://www.sec.gov.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 19, 2000

                                    COBALT NETWORKS, INC.



                                    By: /S/ KENTON D. CHOW
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                                        Kenton D. Chow
                                        Vice President of Finance and
                                        Chief Financial Officer